UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 24, 2006

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California	0-10030	94-2404110
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1 Infinite Loop, Cupertino, CA 95014

(Address of principal executive offices)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On October 24, 2006, Apple Computer, Inc. (the “Company”) received a written notification from the staff of The Nasdaq Stock Market stating that the Nasdaq Listing Qualifications Panel has granted the Company’s request for continued listing on The Nasdaq Stock Market, subject to the condition that the Company shall file its Form 10-Q for the quarter ended July 1, 2006, and any required restatements, by December 29, 2006.   If the Company is unable to file the Form 10-Q by that date, it intends to seek an additional extension of time from the Nasdaq Listing Qualifications Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.

Date: October 26, 2006
	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President and Chief Financial Officer